UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2018

AutoWeb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California		92612-1400
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders held on June 21, 2018 (“Annual Meeting”), the stockholders of AutoWeb, Inc., a Delaware corporation (“Company” or “AutoWeb”), approved the AutoWeb, Inc. 2018 Equity Incentive Plan (“Plan”). The Company’s Board of Directors (“Board”) had previously adopted the Plan on April 12, 2018, conditioned upon approval of the Plan by the Company’s stockholders at the Annual Meeting.

The total number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), that may be issued under the Plan, subject to adjustment, is 2,003,758. The Company may grant options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance awards under the Plan. Options granted may be either “incentive stock options” as defined in Section 422 of the Internal Revenue Code, or nonstatutory stock options. Awards may be granted under the Plan to any employee or officer of AutoWeb or its subsidiaries, consultant or advisor (subject to meeting conditions specified in the Plan) who is a natural person and provides services to the Company or a subsidiary, or non-employee member of the Board. The Plan was approved by the Company’s stockholders at the Company’s 2018 Annual Meeting of Stockholders (“Annual Meeting”) held on June 21, 2018.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the summary of the Plan contained in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 27, 2018 in connection with the Annual Meeting, and by the full text of the Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 21, 2018 at the corporate offices of the Company. A total of 11,492,381 shares of the Common Stock were present or represented by proxy at the Annual Meeting, representing 89.11% of the Company’s shares outstanding as of April 27, 2018, the Annual Meeting’s record date.

Set forth below are brief descriptions of each of the three proposals voted upon by stockholders at the Annual Meeting and the final voting results for each such proposal.

Proposal 1.
Election of three Class II Directors of the Company to hold office until the 2021 Annual Meeting of Stockholders and until the election and qualification of such directors’ successors.

Director Nominees	For	Withheld	Broker Non-Votes
Michael A. Carpenter	8,018,404	421,498	3,052,479
Mark N. Kaplan	7,845,803	594,099	3,052,479
Jose Vargas	7,738,291	701,611	3,052,479

Proposal 2.
Approval of the AutoWeb, Inc. 2018 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
7,465,471	842,252	132,179	3,052,479

Proposal 3.
Ratification of the appointment of Moss Adams LLP as AutoWeb’s independent registered public accounting firm for 2018.

For	Against	Abstain	Broker Non-Votes
11,324,678	44,053	123,650	N/A

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

10.1           AutoWeb, Inc. 2018 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2018
AUTOWEB, INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary